                                                                   EXHIBIT 10.43

                                                                  EXECUTION COPY

                                SECOND AMENDMENT

          SECOND AMENDMENT, dated as of July 27, 2001 (this "Amendment"), to (i) the Guarantee (the "2000B Guarantee"), as defined in the Participation Agreement, dated as of October 27, 2000 (as the same may have been, amended, supplemented or otherwise modified from time to time, the "2000B Participation Agreement"), among Hanover Compression Limited Partnership (formerly known as Hanover Compression Inc, "HCC"), Hanover Equipment Trust 2000B, (the "2000B Lessor"), Bank Hapoalim B.M. and FBTC Leasing Corp., as investors, the lenders parties thereto (the "2000B Lenders") and The Chase Manhattan Bank, a New York banking corporation, as the administrative agent for the 2000B Lenders (the "Administrative Agent"), (ii) the Guarantee (the "2000A Guarantee"), as defined in the Participation Agreement, dated as of March 13, 2000 (as the same may have been, amended, supplemented or otherwise modified from time to time, the "2000A Participation Agreement"), among HCC, Hanover Equipment Trust 2000A (the "2000A Lessor"), First Union National Bank and Scotiabanc Inc., as investors, the lenders parties thereto (the "2000A Lenders") and the Administrative Agent, as agent for the 2000A Lenders, (iii) the Guarantee (the "1999 Guarantee"), as defined in the Participation Agreement, dated as of June 15, 1999 (as the same may have been, amended, supplemented or otherwise modified from time to time, the "1999 Participation Agreement"), among HCC, Hanover Equipment Trust 1999A (the "1999 Lessor"), Societe Generale Financial Corporation and FBTC Leasing Corp., as investors, the lenders parties thereto (the "1999 Lenders") and the Administrative Agent, as agent for the 1999 Lenders, (iv) the Guarantee (the "1998 Guarantee"), as defined in the Participation Agreement, dated as of July 22, 1998 (as the same may have been, amended, supplemented or otherwise modified from time to time, the "1998 Participation Agreement"), among HCC, Hanover Equipment Trust 1998A (the "1998 Lessor"), Societe Generale Financial Corporation, as investor, the lenders parties thereto (the "1998 Lenders") and the Administrative Agent, as agent for the 1998 Lenders, and (v) the Credit Agreement (as the same may have been, amended, supplemented or otherwise modified from time to time, the "Senior Credit Agreement"), dated as of December 15, 1997, as amended and restated on March 13, 2000, among Hanover Compressor Company ("Holdings"), HCC, the Administrative Agent and the lenders parties thereto (the "Senior Credit Lenders"). The 2000B Participation Agreement, the 2000A Participation Agreement, the 1999 Participation Agreement and the 1998 Participation Agreement are collectively hereinafter referred to as the "Participation Agreements". The 2000B Guarantee, the 2000A Guarantee, the 1999 Guarantee and the 1998 Guarantee are collectively hereinafter referred to as the "Synthetic Guarantees".

                              W I T N E S S E T H:

          WHEREAS, Holdings and HCC have requested that the Administrative Agent and the Required Lenders under each of the Synthetic Guarantees and the Senior Credit Agreement amend certain of the provisions of each of the Synthetic Guarantees and the Senior Credit Agreement; and

          WHEREAS, the Administrative Agent and the Required Lenders under each of the Synthetic Guarantees and the Senior Credit Agreement are agreeable to the requested amendments, but only on the terms and subject to the conditions set forth herein;

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          NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          I. Defined Terms. As used in this Amendment, terms defined in the preamble hereof and the recitals hereto are used herein as so defined, terms defined in any of the Participation Agreements, the Synthetic Guarantees and the Senior Credit Agreement and not defined herein are used herein as therein defined.

                   II. Amendments to the Senior Credit Agreement, the Synthetic Guarantees and Annex A of the Participation Agreements.

          1. Amendments to Subsection 1.1 of the Senior Credit Agreement. (a) Subsection 1.1 of the Senior Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order;

                  "Consolidated Senior Indebtedness": at a particular date, as to any Person, Consolidated Indebtedness of such Person and its Subsidiaries other than (i) the aggregate principal amount of the 2001 Senior Subordinated Bridge Loans, (ii) subordinated guarantees of the 2001A Equipment Lease Securities, (iii) any New Subordinated Notes, (iv) any convertible notes of Holdings, (v) the TIDES Debentures (and any subordinated debt securities issued in connection with a structured equity financing similar to the TIDES) and (vi) any unsecured subordinated debt or any subordinated guarantees not included in clauses (i)-(v) above and otherwise permitted herein.

                  "Joint Venture": any Person in which Holdings or one or more Subsidiaries own equity interests representing 1% or more but 50% or less of the aggregate equity interests of such Person.

                  "New Convertible Notes": convertible notes to be offered and issued by Holdings in an aggregate principal amount not to exceed $150,000,000 which will not have any scheduled principal payments prior to 2008 and which will have terms and conditions either (i) at least as favorable to the Lenders, Holdings and HCC as are contained in the 2008 Notes or (ii) approved by the Required Lenders. The proceeds of the New Convertible Notes will be used first to repay the Seller Note, second to pay fees and expenses of issuance of the New Convertible Notes and third, for general corporate purposes.

                  "New Subordinated Notes": notes to be offered and issued by Holdings or HCC in an aggregate principal amount not to exceed $320,000,000 in a Rule 144A or other private placement on terms and conditions then customary for high-yield subordinated debt securities issued in a public offering or a Rule 144A offering.

                  "POC": the collective reference to Production Operators Corporation, a Delaware corporation, and its direct and indirect subsidiaries and in joint ventures in which it directly or indirectly owns an interest, which are being acquired by Holdings and its Subsidiaries.

                  "POC Acquisition": the acquisition by HCC of the capital stock of POC in accordance with subsection 8.10(k).

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                  "Seller Note": as defined in subsection 8.2(k).

                  "2001 Senior Subordinated Bridge Loans": as defined in subsection 8.2(l).

                  "2001A Equipment Lease Securities": as defined in the definition of "2001A Equipment Lease Transaction".

                  "2001A Equipment Lease Transaction": the synthetic off-balance sheet lease financing to be consummated in 2001 consisting of the following: (i) natural gas compressors owned by POC and/or by the 1998 Lessor and presently leased to HCC having an aggregate value not to exceed $600,000,000 will be sold to a Lessor; (ii) HCC and/or POC will lease such natural gas compressors (and such lease will be deemed to be an Equipment Lease); (iii) the Lessor will enter into a participation agreement having terms and conditions satisfactory to the Administrative Agent with respect to the financing of its acquisition of such natural gas compressors (and such participation agreement will be deemed to be an Equipment Lease Participation Agreement); (iv) a portion (not to exceed $582,000,000) of the funding for the acquisition (representing up to 97% of the value of such compressors) will be financed by the issuance by the Lessor of its senior debt securities in a public offering or in a Rule 144A or other private placement (the "2001A Equipment Lease Securities") on terms and conditions satisfactory to the Administrative Agent (and such securities and the related Indenture will be deemed to be an Equipment Lease Credit Agreement); and (v) Holdings, HCC and their Subsidiaries that are Guarantors may guarantee the obligations of the Lessee under the Lease and certain other obligations in connection with the transaction described herein on terms and conditions satisfactory to the Administrative Agent (and such guarantee shall be deemed to be an Equipment Guarantee) (and the 2001A Equipment Lease Transaction will be deemed to be an Equipment Lease Transaction).

                  "Unrestricted Subsidiary": (i) any Subsidiary of HCC that exists on July 27, 2001 and is so designated as an Unrestricted Subsidiary by HCC in writing to the Administrative Agent, (ii) any Subsidiary of HCC that at the time of determination shall be an Unrestricted Subsidiary (as designated by the Board of Directors of HCC, as provided below), and (iii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary of HCC (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary if all of the following conditions apply and continue to apply following such designation: (a) neither HCC nor any of its Subsidiaries (other than another Unrestricted Subsidiary) provides credit support for Indebtedness or other obligations of such Unrestricted Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness or obligations) except as permitted by subsection 8.10 and (b) any Investment by HCC or the Restricted Subsidiaries in such Unrestricted Subsidiary made as a result of designating such subsidiary an Unrestricted Subsidiary shall not violate the provisions described under subsection 8.10 and such Unrestricted Subsidiary is not party to any agreement, contract, arrangement or understanding at such time with HCC or any other Subsidiary (other than another Unrestricted Subsidiary) of HCC unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to HCC or such other Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of HCC or, in the event such condition is not satisfied, the value of such agreement, contract, arrangement or understanding to such Unrestricted Subsidiary shall be deemed an Investment. Any such designation by the Board of Directors shall be

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         evidenced to the Administrative Agent by filing with the
         Administrative Agent a resolution of the Board of Directors of HCC giving effect to such designation and an officer's certificate certifying that such designation complies with the foregoing conditions and any Investment by HCC in such Unrestricted Subsidiary shall be deemed the making of an Investment on the date of designation in an amount equal to the greater of (1) the net book value of such Investment or (2) the fair market value of such Investment as determined in good faith by the Board of Directors (and evidenced by a resolution of the Board of Directors). The Board of Directors may designate any Unrestricted Subsidiary as a Subsidiary; provided (i) that, if such Unrestricted Subsidiary has any Indebtedness, immediately after giving effect to such designation, no Default or Event of Default would result, and (ii) that all Indebtedness of such Subsidiary shall be deemed to be incurred on the date such Unrestricted Subsidiary becomes a Subsidiary. Unrestricted Subsidiaries shall be deemed to be Affiliates of Holdings, HCC and their Subsidiaries. Any Subsidiary of an Unrestricted Subsidiary shall also be deemed to be an Unrestricted Subsidiary. Any Subsidiary of Holdings that is not an Unrestricted Subsidiary shall be a "Restricted Subsidiary".

          (b) Subsection 1.1 of the Senior Credit Agreement is hereby amended by deleting therefrom the definitions of the following defined terms and substituting in place thereof the following new definitions:

                  "Commitment": as to any Lender, the obligation of such Lender to make Loans to and/or issue or participate in Letters of Credit issued on behalf of HCC hereunder in an aggregate principal and/or stated amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1.1A, as such amount may be reduced or increased from time to time in accordance with the terms of this Agreement; collectively, as to all of the Lenders, the "Commitments".

                  "L/C Commitment": $75,000,000.

          2. Amendment to Subsection 1.1 of the Senior Credit Agreement and Annex A of the Participation Agreements. (a) Subsection 1.1 of the Senior Credit Agreement and Annex A of each of the Participation Agreements is hereby amended by deleting therefrom the following defined terms and substituting in place thereof the following new definitions:

                  "Consolidated EBITDA": for any period, with respect to any Person, the sum of, without duplication, (a) Consolidated Earnings Before Interest and Taxes for such Person for such period plus (b) all amounts attributable to depreciation and amortization, determined in accordance with GAAP (to the extent such amounts have been deducted in determining Consolidated Earnings Before Interest and Taxes for such period) plus (c) all amounts classified as extraordinary charges for such period (to the extent such amounts have been deducted in determining Consolidated Earnings Before Interest and Taxes for such period) plus (d) cash dividends received by Holdings or any Restricted Subsidiary from any Joint Venture or Unrestricted Subsidiary minus (e) all amounts classified as extraordinary income for such period (to the extent such amounts have been included in determining Consolidated Earnings Before Interest and Taxes for such period); provided that, if during such period such Person shall have made a Material Acquisition, Consolidated EBITDA for such period shall be calculated after giving pro forma effect to such Material Acquisition as if such Material Acquisition had occurred on the first day of such period; provided further that, the foregoing proviso shall have effect only if the

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      Agent has been furnished with unaudited, or, if available, audited, consolidated financial statements of the acquired property for such period, such financial statements to include the balance sheet and statements of income and cash flows reflecting the historical performance of the acquired property for such period to the extent applicable. As used in this definition, "Material Acquisition" means any acquisition of property or series of related acquisitions of property that (a) constitutes assets or constitutes all or substantially all of the equity interests of a Person and (b) involves the payment of consideration of at least $15,000,000. In calculating Consolidated EBITDA, the financial performance of Joint Ventures and Unrestricted Subsidiaries shall be disregarded except as provided in clause (d) above.

                  "Consolidated Indebtedness": at a particular date, as to any Person, the sum of (without duplication) (a) all Indebtedness of such Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP, excluding (i) Indebtedness in respect of Financing Leases, and (ii) the Seller Note plus the principal amount of any additional notes issued in payment of interest thereon plus (b)(i) Guarantee Obligations of Holdings and its Subsidiaries in respect of obligations of Joint Ventures and Unrestricted Subsidiaries, (ii) the Equipment Lease Tranche A Loans and (iii) the Tranche A Portion of the 2001A Equipment Lease Transaction.

                  "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified (i) all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of Holdings and (ii) all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall exclude Unrestricted Subsidiaries unless Unrestricted Subsidiaries are expressly included.

                  "Tranche A Portion of the 2001A Equipment Lease Transaction" shall mean the product of (i) the "Tranche A Percentage" determined for purposes of, and prior to closing of, the 2001A Equipment Lease Transaction (which is currently expected to be approximately 82-87%) and (ii) the aggregate outstanding principal amount of the 2001A Equipment Lease Securities plus the aggregate outstanding principal amount of the equity financing for the 2001A Equipment Lease Transaction.

          (b) Subsection 1.1 of the Senior Credit Agreement and Annex A of each of the Participation Agreements is hereby further amended by adding the following new sentence at the end of the definition for "Indebtedness":

                  For purposes of clarification, the obligations with respect to the Equipment Leases shall not be deemed to constitute Indebtedness under the preceding clause (d) solely by virtue of the grant by HCC thereunder of a Lien and its interest in the Equipment subject to such Equipment Lease to secure HCC's and the Guarantor's obligations in connection therewith.

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          3.   Amendments to Subsection 1(b) of each of the Synthetic
Guarantees. Subsection 1(b) of each of the Synthetic Guarantees is hereby amended by adding the following defined terms in proper alphabetical order:

                  "Consolidated Senior Indebtedness": at a particular date, as to any Person, Consolidated Indebtedness of such Person and its Subsidiaries other than (i) the aggregate principal amount of the 2001 Senior Subordinated Bridge Loans, (ii) subordinated guarantees of the 2001A Equipment Lease Securities, (iii) any New Subordinated Notes, (iv) any convertible notes of Holdings, (v) the TIDES Debentures (and any subordinated debt securities issued in connection with a structured equity financing similar to the TIDES) and (vi) any unsecured subordinated debt or any subordinated guarantees not included in clauses (i)-(v) above and otherwise permitted herein.

                  "Guarantee Obligations": shall have the meaning set forth in subsection 1.1 of the Corporate Credit Agreement.

                  "Joint Venture": any Person in which Holdings or one or more Subsidiaries own equity interests representing 1% or more but 50% or less of the aggregate equity interests of such Person.

                  "New Convertible Notes": convertible notes to be offered and issued by Holdings in an aggregate principal amount not to exceed $150,000,000 which will not have any scheduled principal payments prior to 2008 and which will have terms and conditions either (i) at least as favorable to the Lenders, Holdings and HCC as are contained in the 2008 Notes or (ii) approved by the Required Lenders. The proceeds of the New Convertible Notes will be used first, to repay the Seller Note, second to pay fees and expenses of issuance of the New Convertible Notes and third, for general corporate purposes.

                  "New Subordinated Notes": notes to be offered and issued by Holdings or HCC in an aggregate principal amount not to exceed $320,000,000 in a Rule 144A or other private placement on terms and conditions then customary for high-yield subordinated debt securities issued in a public offering or a Rule 144A offering.

                  "POC": the collective reference to Production Operators Corporation, a Delaware corporation, and its direct and indirect subsidiaries and joint ventures in which it directly or indirectly owns an interest, which are being acquired by Holdings and its Subsidiaries.

                  "POC Acquisition": the acquisition by HCC of the capital stock of POC in accordance with subsection 11.10(k).

                  "Seller Note": as defined in subsection 11.2(k).

                  "2001 Senior Subordinated Bridge Loans": as defined in subsection 11.2(l)

                  "2001A Equipment Lease Securities": as defined in the definition of "2001A Equipment Lease Transaction".

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                  "2001A Equipment Lease Transaction": the synthetic off-balance sheet lease financing to be consummated in 2001 consisting of the following; (i) natural gas compressors owned by POC and/or by the 1998 Lessor and presently leased to HCC having an aggregate value not to exceed $600,000,000 will be sold to a Lessor, (ii) HCC and/or POC will lease such natural gas compressors (and such lease will be deemed to be an Equipment Lease); (iii) the Lessor will enter into a participation agreement having terms and conditions satisfactory to the Administrative Agent with respect to the financing of its acquisition of such natural gas compressors (and such participation agreement will be deemed to be an Equipment Lease Participation Agreement); (iv) a portion (not to exceed $582,000,000) of the funding for the acquisition (representing up to 97% of the value of such compressors) will be financed by the issuance by the Lessor of its senior debt securities in a public offering or in a Rule 144A or other private placement (the "2001A Equipment Lease Securities") on terms and conditions satisfactory to the Administrative Agent (and such securities and the related Indenture will be deemed to be an Equipment Lease Credit Agreement); and (v) Holdings, HCC and their Subsidiaries that are Guarantors may guarantee the obligations of the Lessee under the Lease and certain other obligations in connection with the transaction described herein on terms and conditions satisfactory to the Administrative Agent (and such guarantee shall be deemed to be an Equipment Guarantee) (and the 2001A Equipment Lease Transaction will be deemed to be an Equipment Lease Transaction).

                  "Unrestricted Subsidiary": (i) any Subsidiary of HCC that exists on July 27, 2001 and is so designated as an Unrestricted Subsidiary by HCC in writing to the Administrative Agent, (ii) any Subsidiary of HCC that at the time of determination shall be an Unrestricted Subsidiary (as designated by the Board of Directors of HCC, as provided below), and (iii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary of HCC (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary if all of the following conditions apply and continue to apply following such designation: (a) neither HCC nor any of its Subsidiaries (other than another Unrestricted Subsidiary) provides credit support for Indebtedness or other obligations of such Unrestricted Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness or obligations) except as permitted by subsection 11.10 and (b) any Investment by HCC or the Restricted Subsidiaries in such Unrestricted Subsidiary made as a result of designating such subsidiary an Unrestricted Subsidiary shall not violate the provisions described under subsection
      11.10 and such Unrestricted Subsidiary is not party to any agreement, contract, arrangement or understanding at such time with HCC or any other Subsidiary (other than another Unrestricted Subsidiary) of HCC unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to HCC or such other Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of HCC or, in the event such condition is not satisfied, the value of such agreement, contract, arrangement or understanding to such Unrestricted Subsidiary shall be deemed an Investment. Any such designation by the Board of Directors shall be evidenced to the Administrative Agent by filing with the Administrative Agent a resolution of the Board of Directors of HCC giving effect to such designation and an officer's certificate certifying that such designation complies with the foregoing conditions and any Investment by HCC in such Unrestricted Subsidiary shall be deemed the making of an Investment on the date of designation in an amount equal to the greater of (1) the net book value of such Investment or (2) the fair market value of such

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      Investment as determined in good faith by the Board of Directors (and evidenced by a resolution of the Board of Directors). The Board of Directors may designate any Unrestricted Subsidiary as a Subsidiary; provided (i) that, if such Unrestricted Subsidiary has any Indebtedness, immediately after giving effect to such designation, no Default or Event of Default would result, and (ii) that all Indebtedness of such Subsidiary shall be deemed to be incurred on the date such Unrestricted Subsidiary becomes a Subsidiary. Unrestricted Subsidiaries shall be deemed to be Affiliates of Holdings, HCC and their Subsidiaries. Any Subsidiary of an Unrestricted Subsidiary shall also be deemed to be an Unrestricted Subsidiary. Any Subsidiary of Holdings that is not an Unrestricted Subsidiary shall be a "Restricted Subsidiary".

          4. Amendment to Section 2 of the Senior Credit Agreement. Section 2 of the Senior Credit Agreement is amended by adding the following new subsection 2.3:

               2.3 Increase of Commitments. (a) HCC shall have the right to increase the Commitments from time to time pursuant to this subsection
          2.3 by up to $200,000,000 in the aggregate as long as no Default or Event of Default has occurred and is continuing. In the event that HCC wishes to increase the aggregate Commitments at any time, it shall notify the Administrative Agent in writing of the amount (the "Offered Increase Amount") of such proposed increase (such notice, a "Commitment Increase Notice"); provided that the aggregate amount of any such increase in Commitments shall be at least $10,000,000. HCC may, at its election, (i) offer one or more of the Lenders the opportunity to participate in all or a portion of the Offered Increase Amount pursuant to paragraph (c) below and/or (ii) with the consent of the Administrative Agent (which consent shall not be unreasonably withheld), offer one or more additional banks, financial institutions or other entities the opportunity to participate in all or a portion of the Offered Increase Amount pursuant to paragraph (b) below. Each Commitment Increase Notice shall specify which Lenders and/or banks, financial institutions or other entities HCC desires to participate in such Commitment increase. HCC or, if requested by HCC, the Administrative Agent, will notify such Lenders and/or banks, financial institutions or other entities of such offer.

               (b) Any additional bank, financial institution or other entity which HCC selects to offer participation in the increased Commitments and which elects to become a party to this Agreement and provide a Commitment in an amount so offered and accepted by it pursuant to subsection 2.3(a)(ii) shall execute a New Lender Supplement (in the form specified by the Administrative Agent) with HCC and the Administrative Agent, whereupon such bank, financial institution or other entity (herein called a "New Lender") shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, and Schedule 1.1A shall be deemed to be amended to add the name and Commitment of such New Lender, provided that the Commitment of any such new Lender shall be in an amount not less than $5,000,000, provided further that on the effective date of such New Lender Supplement, there shall be no outstanding Eurodollar Loans hereunder or, if any Eurodollar Loans would be outstanding on the effective date of any such New Lender

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          Supplement, HCC shall either (x) convert such Eurodollar Loans to ABR
          Loans, or (y) prepay, in accordance with the provisions of Section 3,4, such Eurodollar Loans immediately prior to such New Lender Supplement becoming effective (subject, in either case, to the payment provisions hereof).

               (c) Any Lender which accepts an offer to it by HCC to increase its Commitment pursuant to subsection 2.3(a)(ii) shall, in each case, execute a Commitment Increase Supplement (in the form specified by the Administrative Agent) with HCC and the Administrative Agent whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Commitment as so increased, and Schedule 1.1A shall be deemed to be amended to so increase the Commitment of such Lender.

               (d) Notwithstanding anything to the contrary in this subsection 2.3(i) in no event shall any transaction effected pursuant to this subsection 2.3 cause the aggregate Commitments hereunder to exceed $400,000,000 and (ii) no Lender shall have any obligation to increase its Commitment unless it agrees to do so in its sole discretion.

          5. Amendment to Subsection 3.13 of the Senior Credit Agreement. Subsection 3.13 of the Senior Credit Agreement is hereby amendment by inserting the phrase "conversion of or" immediately before the phrase "the making of" in clause (d).

          6. Amendment to Subsection 4.1 of the Senior Credit Agreement. Subsection 4.1 of the Senior Credit Agreement is hereby amended by deleting paragraph (b)(ii) of such subsection in its entirety and inserting in lieu thereof the following:

                    (ii) expire at or prior to the close of business on the date that is five Business Days prior to the Termination Date.

          7. Amendment to Subsection 5.1 of the Senior Credit Agreement and Subsection 9.1 of the 2000B Guarantee. (a) Subsection 5.1 of the Senior Credit Agreement is hereby amended by deleting such subsection 5.1 in its entirety and inserting in lieu thereof the following:

                         5.1 Financial Condition. (a) The unaudited pro forma
               consolidated balance sheet of Holdings and its consolidated Subsidiaries as at March 31, 2001 (the "Pro Forma Balance Sheet"), copies of which have heretofore been furnished to each Lender, has been prepared giving effect (as if such events had occurred on such date) to the consummation of the POC Acquisition. The Pro Forma Balance Sheet has been prepared based on the best information available to Holdings as of the date of delivery thereof, and presents fairly in all material respects on a pro forma basis the estimated financial position of Holdings and its consolidated Subsidiaries as at March 31, 2001, assuming that the events specified in the preceding sentence had actually occurred at such date.

                         (b) The audited consolidated balance sheets of HCC and
               Production Operators Corporation as at December 31, 1999 and December 31, 2000, and

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               the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from PricewaterhouseCoopers LLP, present fairly in all material respects the consolidated financial conditions of HCC and Production Operators Corporation, respectively, as at such date, and the consolidated results of their respective operations and their respective consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of HCC and Production Operators Corporation as at March 31, 2001, and the related unaudited consolidated statements of income and cash flows for the three-month period ended on such date, present fairly in all material respects the consolidated financial conditions of HCC and Production Operators Corporation, respectively, as at such date, and the consolidated results of their respective operations and their respective consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). Holdings, HCC and its Subsidiaries do not have any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph. During the period from April 1, 2001 to and including the date hereof there has been no Disposition by Holdings or any of its Subsidiaries, as applicable, of any material part of their business or property (other than to Holdings or any of its Subsidiaries). Notwithstanding the foregoing, all representations and warranties in this subsection 5.1 with respect to POC and its financial statements are made to the knowledge of HCC.

          (b) Subsection 9.1 of the 2000B Guarantee is hereby amended by deleting such Subsection 9.1 in its entirety and inserting in lieu thereof the following:

                    9.1 Financial Condition. (a) The unaudited pro forma
               consolidated balance sheet of Holdings and its consolidated Subsidiaries as at March 31, 2001 (the "Pro Forma Balance Sheet"), copies of which have heretofore been furnished to each Lender, has been prepared giving effect (as if such events had occurred on such date) to the consummation of the POC Acquisition. The Pro Forma Balance Sheet has been prepared based on the best information available to Holdings as of the date of delivery thereof, and presents fairly in all material respects on a pro forma basis the estimated financial position of Holdings and its consolidated Subsidiaries as at March 31, 2001, assuming that the events specified in the preceding sentence had actually occurred at such date.

                    (b) The audited consolidated balance sheets of Holdings and
               Production Operators Corporation as at December 31, 1999 and December 31, 2000, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from PricewaterhouseCoopers LLP, present fairly in all material respects the consolidated financial conditions of Holdings and Production Operators Corporation, respectively, as at such date, and the consolidated results of their respective operations and their respective consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of Holdings and Production Operators Corporation as at March 31, 2001, and the related unaudited consolidated statements of income and cash flows for the three-month period ended on such date, present fairly in all material respects the consolidated financial conditions of Holdings and Production Operators Corporation, respectively, as at such date, and the consolidated results of their respective operations and their respective consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). Holdings, HCC and its Subsidiaries do not have any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph. During the period from April
               1, 2001 to and including the date hereof there has been no Disposition by Holdings or any of its Subsidiaries, as applicable, of any material part of their business or property (other than to Holdings or any of its Subsidiaries). Notwithstanding the foregoing, all representations and warranties in this subsection 9.1 with respect to Production Operators Corporation and its financial statements are made to the knowledge of Holdings.

          8. Amendment to Subsection 5.2 of the Senior Credit Agreement. Subsection 5.2 of the Senior Credit Agreement is hereby amended by deleting the phrase "September 30, 1999" where it appears in the first sentence and inserting in lieu thereof the phrase "March 31, 2001".

          9.   Amendment to Subsection 9.2 of the 2000B Guarantee. Subsection
9.2 of the 2000B Guarantee is hereby amended by deleting the phrase "June 30, 2000" where it appears in the first sentence and inserting in lieu thereof the phrase "March 31, 2001".

          10. Amendment to Subsection 5.14 of the Senior Credit Agreement and Subsection 9.14 of each of the Synthetic Guarantees. (a) Subsection 5.14 of the Senior Credit Agreement is hereby amended by deleting the phrase "As of the Closing Date" and inserting in lieu thereof the phrase "Immediately after giving effect to the POC Acquisition,".

          (b) Subsection 9.14 of each of the Synthetic Guarantees is hereby amended by deleting the phrase "As of the Initial Closing Date" and inserting in lieu thereof the phrase "Immediately after giving effect to the POC Acquisition,".

          11. Deletion of Subsection 5.18 of the Senior Credit Agreement. Subsection 5.18 of the Senior Credit Agreement is hereby deleted its entirety and the following is substituted therefore: "5.18 [INTENTIONALLY OMITTED]".

          12. Amendment of Subsection 5.19 of the Senior Credit Agreement and Subsection 9.18 of the 2000B Guarantee. (a) Subsection 5.19 of the Senior Credit Agreement is hereby amended by adding the following at the end thereof:

                    The obligations of Holdings under the Holdings Guarantee constitute "Senior Indebtedness" or "Senior Debt" under the
                    (i) if applicable, terms of the Seller Note, (ii) if applicable, under the documentation relating to the 2001 Senior Subordinated Bridge Loans or the New Subordinated Notes and (iii) if applicable, the documentation for the 2001A Equipment Lease Transaction. The Obligations of HCC constitute "Senior Indebtedness" or "Guarantor Senior Indebtedness" (i) if applicable, under the documentation relating to the 2001 Senior Subordinated Bridge Loans or the New Subordinated Notes and (ii) if applicable, under the documentation for the 2001A Equipment Lease Transaction. The obligations of each Subsidiary under the Guarantees constitute "Guarantor Senior Indebtedness" under the documentation relating to the 2001A Equipment Lease Transaction (if applicable), under the documentation relating to the 2001A Senior Subordinated Bridge Loans (if applicable), and under the documentation relating to the New Subordinated Notes (if applicable).

               (b) Subsection 9.18 of the 2000B Guarantee is hereby amended by adding the following at the end thereof:

                    The obligations of Holdings under the Guarantee constitute "Senior Indebtedness" or "Senior Debt" under the (i) if applicable, terms of the Seller Note, (ii) if applicable, under the documentation relating to the 2001 Senior Subordinated Bridge Loans or the New Subordinated Notes and
                    (iii) if applicable, the documentation for the 2001A Equipment Lease Transaction. The obligations of HCC under the Guarantee constitute "Senior Indebtedness" or "Guarantor Senior Indebtedness" (i) if applicable, under the documentation relating to the 2001 Senior Subordinated Bridge Loans or the New Subordinated Notes and (ii) if applicable, under the documentation for the 2001A Equipment Lease Transaction. The obligations of each Subsidiary under the Guarantee constitute "Senior Indebtedness" or "Guarantor Senior Indebtedness" under the documentation relating to the 2001A Equipment Lease Transaction (if applicable), the documentation relating to the 2001A Senior Subordinated Bridge Loans (if applicable) and the documentation relating to the New Subordinated Notes (if applicable).

          13. Amendment of Subsection 8.1 of the Senior Credit Agreement and Subsection 11.1 of each of the Synthetic Guarantees. (a) Subsection 8.1 of the Senior Credit Agreement is hereby amended by inserting after paragraph (e) the following new paragraph:

                         (f) Consolidated Senior Indebtedness to Consolidated
                    EBITDA. Permit the ratio of Consolidated Senior Indebtedness to Consolidated EBITDA of Holdings for the four consecutive fiscal quarters of Holdings most recently ended ("Consolidated Senior Indebtedness Ratio") to be greater than 3.0 to 1.0.

               (b) Subsection 11.1 of each of the Synthetic Guarantees is hereby amended by inserting after paragraph (e) the following new paragraph:

                         (f) Consolidated Senior Indebtedness to Consolidated
                    EBITDA. Permit the ratio of Consolidated Senior Indebtedness to Consolidated EBITDA of Holdings for the four consecutive fiscal quarters of Holdings most recently ended ("Consolidated Senior Indebtedness Ratio") to be greater than 3.0 to 1.0.

          14. Amendment of Subsection 8.1(c) of the Senior Credit Agreement and Subsection 11.1(c) of each of the Synthetic Guarantees. (a) Subsection 8.1(c) of the Senior Credit Agreement is hereby amended by deleting such subsection 8.1(c) in its entirety and inserting in lieu thereof the following:

                         (c) Consolidated Senior Indebtedness to Consolidated
                    Adjusted EBITDA. Permit the ratio of Consolidated Senior Indebtedness of Holdings to Consolidated Adjusted EBITDA for the four consecutive fiscal quarters of Holdings most recently ended to be greater than 4.0 to 1.0.

               (b) Subsection 11.1(c) of each of the Synthetic Guarantees is hereby amended by deleting such Subsection 11.1(c) in its entirety and inserting in lieu thereof the following:

                         (c) Consolidated Senior Indebtedness to Consolidated
                    Adjusted EBITDA. Permit the ratio of Consolidated Senior Indebtedness of Holdings to Consolidated Adjusted EBITDA for the four consecutive fiscal quarters of Holdings most recently ended to be greater than 4.0 to 1.0.

          15. Amendment of Subsection 8.1(d) of the Senior Credit Agreement and Subsection 11.1(d) of each of the Synthetic Guarantees. Each of subsection 8.l(d) of the Senior Credit Agreement and subsection 11.1(d) of each of the Synthetic Guarantees is hereby amended by (i) deleting the number "4.0" where it appears in such subsection 8.l(d) of the Senior Credit Agreement and subsection 11.1(c) and (ii) inserting in lieu thereof the number "4.5".

          16. Amendment of Subsection 8.2 of the Senior Credit Agreement and Subsection 11.2 of each of the Synthetic Guarantees. (a)(i) Subsection 8.2 of the Senior Credit Agreement is hereby amended by (i) deleting from paragraph
(c) the phrase "Closing Date" and substituting therefor the phrase "date of consummation of the POC Acquisition" and (ii) subsection 11.2 of each of the Synthetic Guarantees is hereby amended by (i) deleting from paragraph (c) the phrase "Initial Closing Date" and substituting therefor the phrase "date of consummation of the POC Acquisition".

               (b) Each of subsection 8.2 of the Senior Credit Agreement and subsection 11.2 of each of the Synthetic Guarantees is hereby further amended by deleting paragraph (d) in its entirety therefrom and substituting in place thereof the following:

               (d) [INTENTIONALLY OMITTED];

          (c)(i) Subsection 8.2 of the Senior Credit Agreement is hereby further amended by deleting paragraph (k) in its entirety and inserting the following new paragraphs:

               (k) Indebtedness of Holdings evidenced by a subordinated promissory note issued by Holdings in a principal amount not to exceed $150,000,000 plus the principal amount of any additional notes issued in payment of interest thereon (plus, in each case, the amount of all accrued and unpaid interest thereon which is added to the principal amount thereof) in connection with the POC Acquisition provided that the terms and conditions thereof (including interest, payment dates, covenants, defaults and subordination) are substantially similar to those set forth on Schedule I and such note is unsecured and unguaranteed (all such notes collectively, the "Seller Note");

               (l) Indebtedness of Holdings in respect of senior subordinated bridge loans (including Indebtedness evidenced by any exchange notes issued in exchange therefor, the "2001 Senior Subordinated Bridge Loans") in an aggregate principal amount not to exceed $320,000,000 incurred in connection with the POC Acquisition provided that the terms and conditions thereof are substantially similar to those set forth on Schedule II, which Indebtedness will be repaid on the earlier of the consummation of the 2001A Equipment Lease Transaction and the issuance of the New Subordinated Notes;

               (m) Indebtedness in respect of New Convertible Notes in an aggregate amount not to exceed $150,000,000; provided that the proceeds of such Indebtedness are used first, to repay the Seller Note, second, to pay fees and expenses of issuance of the New Convertible Notes and third, for general corporate purposes; and provided, further, the New Convertible Notes may be issued only if the Seller Note has been or is concurrently being issued;

               (n) if the 2001A Equipment Lease Financing Transaction is not consummated, Indebtedness of Holdings or HCC in respect of New Subordinated Notes, if any;

               (o) Indebtedness in respect of the increased Commitments permitted by subsection 2.3 of this Agreement and Indebtedness consisting of additional unsecured credit facilities entered into by HCC, provided that the aggregate principal amount of Indebtedness permitted by this paragraph (o) shall not exceed $200,000,000;

               (p)  Guarantee Obligations permitted by subsection 8.4; and

               (q)  unsecured Indebtedness not otherwise permitted by clauses
          (a)-(p) above not exceeding $100,000,000 in the aggregate at any time outstanding.

     (ii) Subsection 11.2 of each of the Synthetic Guarantees is hereby further amended by deleting paragraph (k) in its entirety and inserting the following new paragraphs:

               (k) Indebtedness of Holdings evidenced by a subordinated promissory note issued by Holdings in a principal amount not to exceed $150,000,000 plus the principal amount of any additional notes issued in payment of interest thereon (plus, in each case, the amount of all accrued and unpaid interest thereon which is added to the principal amount thereof) in connection with the POC Acquisition provided that the terms and conditions thereof (including interest, payment dates, covenants, defaults and subordination) are substantially similar to those set forth on Schedule I and such note is unsecured and unguaranteed (all such notes collectively, the "Seller Note");

               (l) Indebtedness of Holdings in respect of senior subordinated bridge loans (including Indebtedness evidenced by any exchange notes issued in exchange therefor, the "2001 Senior Subordinated Bridge Loans") in an aggregate principal amount not to exceed $320,000,000 incurred in connection with the POC Acquisition provided that the terms and conditions thereof are substantially similar to those set forth on Schedule II, which Indebtedness will be repaid on the earlier of the consummation of the 2001A Equipment Lease Transaction and the issuance of the New Subordinated Notes;

               (m) Indebtedness in respect of New Convertible Notes in an aggregate amount not to exceed $150,000,000; provided that the proceeds of such Indebtedness are used first, to repay the Seller Note, second, to pay fees and expenses of issuance of the New Convertible Notes and third, for general corporate purposes; and provided, further, the New Convertible Notes may be issued only if the Seller Note has been or is concurrently being issued;

               (n) if the 2001A Equipment Lease Financing Transaction is not consummated, Indebtedness of Holdings or HCC in respect of New Subordinated Notes, if any;

               (o) Indebtedness in respect of the increased Commitments permitted by subsection 2.3 of this Agreement and Indebtedness consisting of additional unsecured credit facilities entered into by HCC, provided that the aggregate principal amount of Indebtedness permitted by this paragraph (o) shall not exceed $200,000,000;

               (p)  Guarantee Obligations permitted by subsection 11.4; and

               (q)  unsecured Indebtedness not otherwise permitted by clauses
          (a)-(p) above not exceeding $100,000,000 in the aggregate at any time outstanding.

          17. Amendment of Subsection 8.3 of the Senior Credit Agreement and Subsection 11.3 of each of the Synthetic Guarantees. (a) Subsection 8.3 of the Senior Credit Agreement is hereby amended by (i) deleting the "and" at then end of paragraph (t),(ii) deleting the period from the end of paragraph (u) and substituting therefore the phrase "; "and" and (iii) inserting the following paragraph (v):

                         (v)  Liens on the property or assets of POC
                    securing Indebtedness permitted by subsection 8.2 and Guarantee Obligations permitted by subsection 8.4(j), provided that (i) such Liens existed at the time POC became a Subsidiary and were not created in anticipation thereof,
                    (ii) any such Lien is not spread to cover any property or assets of POC after the time POC becomes a Subsidiary, and
                    (iii) the amount of Indebtedness, Guarantee Obligations and other obligations secured thereby is not increased.

               (b) Subsection 11.3 of each of the Synthetic Guarantees is hereby amended by (i) deleting the "and" at then end of paragraph (t), (ii) deleting the period from the end of paragraph (u) and substituting therefore the phrase "; and" and (iii) inserting the following paragraph
        (v):

                         (v) Liens on the property or assets of POC securing
                    Indebtedness permitted by subsection 11.2 and Guarantee Obligations permitted by subsection 11.4(j), provided that
                    (i) such Liens existed at the time POC became a Subsidiary and were not created in anticipation thereof, (ii) any such Lien is not spread to cover any property or assets of POC after the time POC becomes a Subsidiary, and (iii) the amount of Indebtedness, Guarantee Obligations and other obligations secured thereby is not increased.

          18. Amendment of Subsection 8.4 of the Senior Credit Agreement and Subsection 11.4 of each of the Synthetic Guarantees. (i) Subsection 8.4 of the Senior Credit Agreement is hereby amended by (i) deleting the word "and" where it appears at the end of subsection 8.4(g); (ii) replacing the period at the end of subsection 8.4(h) with a semicolon; and (iii) inserting the following new paragraphs immediately following paragraph (h):

                         (i) senior subordinated Guarantee Obligations of
                    Holdings and its Subsidiaries which are guarantors of the Obligations in respect of the 2001 Senior Subordinated Bridge Loans and the New Subordinated Notes;

                         (j) up to $70,000,000 in the aggregate of existing
                    Guarantee Obligations of POC and listed on Schedule 8.4, provided that such Guarantee Obligations existed at the time POC became a Subsidiary and were not created in anticipation thereof;

                         (k) Guarantee Obligations of HCC and its Subsidiaries
                    in respect of the obligations of POC listed on Schedule 8.4, provided that the aggregate principal amount of such obligations for which HCC and its Subsidiaries shall be liable shall not exceed $70,000,000;

                         (l) Guarantee Obligations of Holdings and its
                    Subsidiaries, which are guarantors of the Obligations, in respect of the 2001A Equipment Lease Transaction; provided that, (i) Guarantee Obligations in respect of the 2001A Equipment Lease Securities (and related obligations) shall be subordinated in right of payment to other Indebtedness and Guarantee Obligations of the respective Loan Parties, including Guarantee Obligations under the other Equipment Guarantees and (ii) the proceeds of the 2001A Equipment Lease Transaction are used to pay the purchase price for POC, to pay obligations under and in connection with the 1998 Lease, to repay the 2001A Senior Subordinated Bridge Loans (or, if applicable, the New Subordinated Notes) and to pay other Indebtedness of HCC and its subsidiaries including costs in connection with the POC Acquisition and the 2001A Equipment Lease Transaction;

                         (m) Guarantee Obligations of Holdings and its
                    Subsidiaries which are guarantors of the Obligations in respect of the Indebtedness permitted by subsection 8.2(o) of this Agreement; and

                         (n) senior subordinated Guarantee Obligations of
                    Holdings and its Subsidiaries which are guarantors of the Obligations in respect of New Subordinated Notes, if any.

            (ii) Subsection 11.4 of each of the Synthetic Guarantees is hereby amended by (i) deleting the word "and" where it appears at the end of subsection 11.4(g); (ii) replacing the period at the end of subsection 11.4(h) with a semicolon; and (iii) inserting the following new paragraphs immediately following paragraph (h):

                         (i) senior subordinated Guarantee Obligations of
                    Holdings and its Subsidiaries which are guarantors of the Obligations in respect of the 2001 Senior Subordinated Bridge Loans and the New Subordinated Notes;

                         (j) up to $70,000,000 in the aggregate of existing
                    Guarantee Obligations of POC and listed on Schedule 11.4, provided that such Guarantee Obligations existed at the time POC became a Subsidiary and were not created in anticipation thereof;

                         (k) Guarantee Obligations of HCC and its Subsidiaries
                    in respect of the obligations of POC listed on Schedule 11.4, provided that the aggregate principal amount of such obligations for which HCC and its Subsidiaries shall be liable shall not exceed $70,000,000;

                         (l) Guarantee Obligations of Holdings and its
                    Subsidiaries, which are guarantors of the Obligations, in respect of the 2001A Equipment Lease Transaction; provided that, (i) Guarantee Obligations in respect of the 2001A Equipment Lease Securities (and related obligations) shall be subordinated in right of payment to other Indebtedness and Guarantee Obligations of the respective Loan Parties, including Guarantee Obligations under the other Equipment Guarantees and (ii) the proceeds of the 2001A Equipment Lease Transaction are used to pay the purchase price for POC, to pay obligations under and in connection with the 1998

                    Lease, to repay the 2001A Senior Subordinated Bridge
                    Loans (or, if applicable, the New Subordinated Notes) and to pay other Indebtedness of HCC and its subsidiaries including costs in connection with the POC Acquisition and the 2001A Equipment Lease Transaction;

                         (m) Guarantee Obligations of Holdings and its
                    Subsidiaries which are guarantors of the Obligations in respect of the Indebtedness permitted by subsection 11.2(o) of this Agreement; and

                         (n) senior subordinated Guarantee Obligations of
                    Holdings and its Subsidiaries which are guarantors of the Obligations in respect of New Subordinated Notes, if any.

          19. Amendment to Subsection 8.6 of the Senior Credit Agreement and Subsection 11.6 of each of the Synthetic Guarantees. Each of subsection 8.6 of the Senior Credit Agreement and subsection 11.6 of each of the Synthetic Guarantees is hereby amended by (x) deleting the amount "$5,000,000" where it appears in paragraph (a) and inserting in lieu thereof the amount "$20,000,000" and (y) inserting after the word "sale" in paragraph (h) the phrase "or exchange".

          20. Amendment to Subsection 8.8 of the Senior Credit Agreement and Subsection 11.8 of each of the Synthetic Guarantees. Each of subsection 8.8 of the Senior Credit Agreement and subsection 11.8 of each of the Synthetic Guarantees is hereby amended by (x) deleting the word "and" which appears before clause (vii) thereof and (y) adding the following new clause (viii) to the end thereof:

                    and (viii) Subsidiaries of Holdings may declare and pay dividends, or make distributions, to Holdings to the extent necessary to allow Holdings to pay interest when due on the New Convertible Notes, the 2001 Senior Subordinated Bridge Loans and any New Subordinated Notes (in each case subject to any applicable subordination provisions).

          21. Amendment to Subsection 8.9 of the Senior Credit Agreement and Subsection 11.9 of each of the Synthetic Guarantees. Each of subsection 8.9 of the Senior Credit Agreement and subsection 11.9 of each of the Synthetic Guarantees is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

                    Enter into or assume any obligations with respect to any Derivatives except for (i) Derivatives used by Holdings or any of its Subsidiaries in reducing the interest rate risk exposure or foreign currency risk exposure of Holdings and its Subsidiaries which have been provided by a lender under this Agreement or the Equipment Lease Transactions; provided that the aggregate notional amounts of the Derivatives permitted by this clause (i) shall not exceed the aggregate amount of loans outstanding under this Agreement and the Equipment Lease Transactions and (ii) existing Derivatives of POC provided that such Derivatives exist at the time POC became a Subsidiary and were not created in anticipation thereof.

          22. Amendment to Subsection 8.10 of the Senior Credit Agreement and Subsection 11.10 of each of the Synthetic Guarantees. (a) Each of subsection
8.10 of the Senior Credit Agreement and subsection 11.10 of each of the Synthetic Guarantees is hereby amended by deleting the amount "$25,000,000" where it appears in paragraph (h) and inserting in lieu thereof the amount "$50,000,000".

                  (b) Each of subsection 8.10 of the Senior Credit Agreement and subsection 11.10 of each of the Synthetic Guarantees is hereby further amended by (x) deleting the "and" at the end of paragraph (i),(y) deleting the period at the end of paragraph (j) and inserting in lieu thereof a semi-colon, and (z) adding new paragraphs (k) and (1) immediately after paragraph (j) as follows:

                         (k) HCC may consummate the POC Acquisition provided
                    that (i) the conditions set forth in clauses (a)-(e) of the definition of "Permitted Business Acquisition" are satisfied with respect to the POC Acquisition and (ii) the POC Acquisition is consummated on terms and conditions previously disclosed to the Administrative Agent; and

                         (l)(i) Investments in POC's Joint Ventures existing on
                    the date of consummation of the POC Acquisition and (ii) Investments in POC's Joint Ventures pursuant to commitments existing at the time of the POC Acquisition in an aggregate amount not to exceed $30,000,000.

          23. Amendment to Subsection 8.11 of the Senior Credit Agreement and Subsection 11.11 of each of the Synthetic Guarantees. (a) Subsection 8.11 of the Senior Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

                    8.11 Limitation on Optional Payments and Modifications of Debt Instruments. (i) Make any optional payment or optional prepayment on or optional redemption, optional purchase or optional defeasance of any portion of the Shareholder Subordinated Debt, the 2008 Notes (other than scheduled cash interest payments), New Convertible Notes (other than scheduled cash interest payments), the 2001 Senior Subordinated Bridge Loans (other than scheduled cash interest payments and payments with the proceeds from the 2001A Equipment Lease Securities and New Subordinated Notes), the 2001A Equipment Lease Securities (other than scheduled cash interest payments, subject to applicable subordination provisions), any New Subordinated Notes (other than scheduled cash interest payments, subject to subordination provisions, and payments with the proceeds from the 2001A Equipment Lease Securities), and lease and guarantee payments in respect of the 2001A Equipment Lease Transaction (other than scheduled lease payments, subject to applicable subordination provisions), (ii) make any optional payment or optional prepayment in excess of $10,000,000 during any calendar year on or redemption of any Indebtedness (excluding the Seller Note for which no optional payments or prepayments are permitted) or Guarantee Obligations other than (a) as permitted in clause (i) above, (b) redemptions of any portion of the 2008 Notes pursuant to the terms thereof, including, without limitation, the terms of any indenture in respect thereof, (c) redemptions of any portion of the

                    TIDES Debentures pursuant to the TIDES Indenture or redemptions of any portion of the TIDES pursuant to the TIDES Declaration of Trust or (d) any optional payment, prepayment or redemption of any Indebtedness or Guarantee Obligations pursuant to the Corporate Credit Agreement or the Equipment Lease Transactions (other than the 2001A Equipment Lease Transaction) or (iii) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of any Indebtedness or Guarantee Obligations other than (a) any Indebtedness or Guarantee Obligations pursuant to the Corporate Credit Agreement or the Equipment Lease Transactions (other than the 2001A Equipment Lease Transaction) or (b) any amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon, or any amendment or waiver which would render the terms of such Indebtedness or Guarantee Obligations less restrictive. In addition, Holdings and its Subsidiaries will not (i) make any optional or voluntary payment, prepayment, redemption or purchase of the Seller Note or any other payment or distribution with respect to the Seller Note unless such payment or distribution is permitted by the subordination provisions of the Seller Note or (ii) amend, waive, modify or terminate (or consent to any amendment, waiver, modification or termination) of the subordination provisions of the Seller Note or if such amendment, waiver, modification or termination is adverse to the interest of the Lenders.

               (b) Subsection 11.11 of each of the Synthetic Guarantees is hereby amended by deleting such Subsection 11.11 in its entirety and inserting in lieu thereof the following:

                    11.11 Limitation on Optional Payments and Modifications of Debt Instruments. (i) Make any optional payment or optional prepayment on or optional redemption, optional purchase or optional defeasance of any portion of the Shareholder Subordinated Debt, the 2008 Notes (other than scheduled cash interest payments), New Convertible Notes, the 2001 Senior Subordinated Bridge Loans (other than scheduled cash interest payments and payments with the proceeds from the 2001A Equipment Lease Securities), the 2001A Equipment Lease Securities (other than scheduled cash interest payments, subject to applicable subordination provisions), any New Subordinated Notes (other than scheduled cash interest payments, subject to subordination provisions, and payments with the proceeds from the 2001A Equipment Lease Securities), and lease and guarantee payments in respect of the 2001A Equipment Lease Transaction (other than scheduled lease payments, subject to applicable subordination provisions), (ii) make any optional payment or optional prepayment in excess of $10,000,000 during any calendar year on or redemption of any Indebtedness (excluding the Seller

                    Note for which no optional payments or prepayments are permitted) or Guarantee Obligations other than (a) as permitted by clause (i) above, (b) redemptions of any portion of the 2008 Notes pursuant to the terms thereof, including, without limitation, the terms of any indenture in respect thereof, (c) redemptions of any portion of the TIDES Debentures pursuant to the TIDES Indenture or redemptions of any portion of the TIDES pursuant to the TIDES Declaration of Trust or (d) any optional payment, prepayment or redemption of any Indebtedness or Guarantee Obligations pursuant to the Corporate Credit Agreement or the Equipment Lease Transactions (other than the 2001A Equipment Lease Transaction) or (iii) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of any Indebtedness or Guarantee Obligations other than (a) any Indebtedness pursuant to the Corporate Credit Agreement or the Equipment Lease Transactions (other than the 2001A Equipment Lease Transaction) or (b) any amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon, or any amendment or waiver which would render the terms of such Indebtedness or Guarantee Obligations less restrictive. In addition, Holdings and its Subsidiaries will not (i) make any optional or voluntary payment, prepayment, redemption or purchase of the Seller Note or any other payment or distribution with respect to the Seller Note unless such payment or distribution is permitted by the subordination provisions of the Seller Note or (ii) amend, waive, modify or terminate (or consent to any amendment, waiver, modification or termination) of the subordination provisions of the Seller Note or if such amendment, waiver, modification or termination is adverse to the interest of the Lenders.

          24. Amendment to Subsection 8.13 of the Senior Credit Agreement and Subsection 11.13 of each of the Synthetic Guarantees. Each of subsection
8.13 of the Senior Credit Agreement and subsection 11.13 of each of the Synthetic Guarantees is hereby amended by (x) replacing the "and" that appears before clause (ii) with a comma and (y) inserting at the end of clause (ii) the following:

               and (iii) POC may remain party to and perform Sale and Leaseback Transactions existing at the time POC became a Subsidiary and which were not entered into in anticipation thereof.

          25. Amendment to Section 9 of the Senior Credit Agreement. Section 9 of the Senior Credit Agreement is hereby amended by (i) deleting the word "or" at the end of paragraph (i); (ii) inserting the word "or" at the end of paragraph (j); and (iii) inserting immediately after paragraph (j) the following new paragraph (k):

               (k) a "change of control" (however denominated) with respect to Holdings or HCC shall have occurred under, or for purposes of, the 2001A Equipment Lease Securities, the 2001 Senior Subordinated Bridge Loans or the New Subordinated

               Notes and at least 50% of the Indebtedness then outstanding under the 2001A Equipment Lease Securities, the 2001 Senior Subordinated Bridge Loans, the New Subordinated Notes or the New Convertible Notes, as the case may be, shall be tendered to, or required to be purchased by, Holdings, HCC or any of their Subsidiaries as a result of such change of control;

          26. Amendment to Subsection 11.6 of each of the Synthetic Guarantees. Subsection 11.6 of each of the Synthetic Guarantees is hereby amended by deleting the word "Lessor" where it appears in paragraph (h) of such subsection 11.6 and inserting in lieu thereof the phrase "applicable lessor".

          27. Amendment to the Senior Credit Agreement and each of the Synthetic Guarantees. The Senior Credit Agreement and each of the Synthetic Guarantees are hereby amended by substituting each of the schedules attached hereto under Annex B, which schedules are satisfactory to the Administrative Agent, for its counterpart schedule to the Senior Credit Agreement or each of the Synthetic Guarantees, as the case may be.

          28. Amendment to Subsection 30.1 of the Leases. Subsection 30.1 of each of the Leases is hereby amended by (a) inserting the phrase "in substitution for Equipment in the ordinary course of business or" after the words "Lessee hereunder" where it appears in such subsection 30.1 and (b) inserting at the beginning of paragraph (f) the phrase "unless such replacement is in the ordinary course of business."

          29. Effectiveness. This Amendment shall become effective (the "Effective Date") upon fulfillment of the following conditions precedent: (a) the consummation of the POC Acquisition, (b) Holdings and HCC shall have delivered to the Administrative Agent duly executed copies of this Amendment,
(c) the Guarantors (other than Holdings or HCC) shall have delivered to the Administrative Agent duly executed copies of this Amendment, (d) the Administrative Agent shall have received duly executed copies of this Amendment from the Required Lenders, and (e) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment.

          30. Representations and Warranties. Holdings, HCC and each of the other Guarantors hereby represent and warrant that the representations and warranties contained in each of the Senior Credit Agreement, the Loan Documents and the Operative Agreements will be, after giving effect to this Amendment, true and correct in all material respects, as if made on and as of the date hereof (except those which expressly speak as of a certain date).

          31. Continuing Effect of the Senior Credit Agreement, Participation Agreements and Operative Agreements. This Amendment shall not constitute an amendment or waiver of any other provision of the Senior Credit Agreement, the Loan Documents or the Operative Agreements (as defined in each of the Synthetic Guarantees) not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of HCC, Holdings, the 2000B Lessor, the 2000A Lessor, the 1999 Lessor, the 1998 Lessor or the other Guarantors that would require a waiver or consent of the Administrative Agent and/or the 2000B Lenders, the 2000A Lenders, the 1999 Lenders or the 1998 Lenders. Except as expressly amended hereby, the provisions of each of the Senior Credit Agreement, the Loan Documents and the Operative Agreements (as defined in each of the Synthetic Guarantees) are and shall remain in full force and effect.

          32. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          33.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          34. Expenses. Holdings and HCC agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         HANOVER COMPRESSOR COMPANY, as a signatory to the Senior Credit Agreement and as a Guarantor

                         By: /s/ [ILLEGIBLE]
                             ----------------------------------
                             Name:  [ILLEGIBLE]
                             Title: V.P. - Treasury & Planning

                         HANOVER COMPRESSION LIMITED PARTNERSHIP
                         (formerly known as Hanover Compression Inc.), as a signatory to the Senior Credit Agreement and as a Guarantor

                         By: Hanover Compression General Holdings, LLC, its
                             general partner

                         By: /s/ [ILLEGIBLE]
                             ----------------------------------
                             Name:  [ILEGIBLE]
                             Title: V.P. - Treasury & Planning

                         HANOVER/SMITH LIMITED PARTNERSHIP, as a
                         Guarantor

                         By: Hanover General Holdings, Inc., its general partner

                         By: /s/ [ILLEGIBLE]
                             ----------------------------------
                             Name:  [ILLEGIBLE]
                             Title: V.P. - Treasury & Planning

                         HANOVER MAINTECH LIMITED PARTNERSHIP, as a
                         Guarantor

                         By:  Hanover General Holdings, Inc., its general
                              partner

                         By: /s/ [ILLEGIBLE]
                             ----------------------------------
                             Name:  [ILLEGIBLE]
                             Title: V.P. - Treasury & Planning

                         HANOVER LAND LIMITED PARTNERSHIP, as a Guarantor

                         By: Hanover General Holdings, Inc., its general partner

                         By: /s/ [ILLEGIBLE]
                             ----------------------------------
                             Name: [ILLEGIBLE]
                             Title: V.P. - Treasury & Planning


                         HANOVER COMPRESSOR LIMITED HOLDINGS, LLC

                         By: Hanover General Holdings, Inc., as sole member

                         By: /s/ [ILLEGIBLE]
                             ----------------------------------
                             Name:  [ILLEGIBLE]
                             Title: V.P. - Treasury & Planning

                         THE CHASE MANHATTAN BANK, as Administrative
                         Agent, a 2000B Lender, 2000A Lender, 1999 Lender, 1998 Lender, and Senior Credit Lender

                         By: /s/ Beth Lawrence
                             ----------------------------------
                             Name:  BETH LAWRENCE
                             Title: MANAGING DIRECTOR

                         SOCIETE GENERALE, SOUTHWEST AGENCY, as a 1999 Lender and 1998 Lender

                         By: /s/ Cary Hughes
                             ----------------------------------
                             Name:  Cary Hughes
                             Title: Director

                         FBTC LEASING CORP, as a 2000B Lender and a 1999
                         Lender

                         By: /s/ [ILLEGIBLE]
                             ----------------------------------
                             Name:  [ILLEGIBLE]
                             Title:  Treasurer

                         BANK ONE, N.A. (formerly known as The First National Bank of Chicago), as a 1998 Lender, 1999 Lender, and 2000A Lender

                         By: /s/ Dianne L. Russell
                             ----------------------------------
                             Name:  DIANNE L. RUSSELL
                             Title: VICE PRESIDENT

                         NATIONAL CITY BANK, as a 2000A Lender

                         By: /s/ Tom Gurbach
                             ----------------------------------
                             Name:  Tom Gurbach
                             Title: Vice President

                         BNP PARIBAS, as a 2000A Lender, 1999 Lender, and Senior Credit Lender

                         By: /s/ Betsy Jocher
                             ----------------------------------
                             Name:  Betsy Jocher
                             Title: Vice President

                         By: /s/ Larry Robinson
                             ----------------------------------
                             Name:  Larry Robinson
                             Title: Vice President

                         CREDIT SUISSE FIRST BOSTON, as a 2000B Lender and 2000A Lender


                         By: /s/ James P. Moran
                             ----------------------------------
                             Name:  JAMES P. MORAN
                             Title: DIRECTOR


                         By: /s/ David W. Kratovil
                             ----------------------------------
                             Name:  DAVID W. KRATOVIL
                             Title: DIRECTOR

                         CITIBANK, N.A., as a 2000B Lender

                         By: /s/ J.Christopher Lyons
                             ----------------------------------
                             Name: J.CHRISTOPHER LYONS
                             Title: ATTORNEY-IN-FACT

                         DG BANK DEUTSCHE GENOSSENSCHAFTSBANK
                         AG, as a 2000A Lender and 1999 Lender

                         By: /s/ William J. Procasky
                             ----------------------------------
                             Name:  WILLIAM J. PROCASKY
                             Title: Vice President

                         By: /s/ Richard W. Wilbert
                             ----------------------------------
                             Name:  RICHARD W. WILBERT
                             Title: Vice President

                         CREDIT LYONNAIS NEW YORK BRANCH, as a 1999
                         Lender, 1998 Lender, and Senior Credit Lender

                         By: /s/ Attila Itoc
                             ----------------------------------
                             Name:  Attila Itoc
                             Title: Senior Vice President

                         DRESDNER BANK AG, NEW YORK AND GRAND
                         CAYMAN BRANCHES, as a 1998 Lender

                         By: /s/ Joanna M. Solowski
                             ----------------------------------
                             Name:  JOANNA M. SOLOWSKI
                             Title: Vice President

                         By: /s/ [ILLEGIBLE]
                             ----------------------------------
                             Name:  [ILLEGIBLE]
                             Title: [ILLEGIBLE]

                         COMERICA BANK, as a 2000B Lender and a 1999 Lender

                         By: /s/ T. Bancroft Mattei
                             ----------------------------------
                             Name:  T. BANCROFT MATTEI
                             Title: ACCOUNT OFFICER

                         THE BANK OF TOKYO MITSUBISHI LIMITED, as a
                         2000B Lender

                         By: /s/ Relton Glasscock
                             ----------------------------------
                             Name:  Relton Glasscock
                             Title: Vice President & Manager

                         FIRST UNION NATIONAL BANK, as a 2000A Lender, 1998 Lender, and Senior Credit Lender

                         By: /s/ [ILLEGIBLE]
                             ----------------------------------
                             Name:  [ILLEGIBLE]
                             Title: Vice President

                         WELLS FARGO BANK (TEXAS) N.A., as a 1999 Lender and Senior Credit Lender

                         By: /s/ Philip C. Lauinger III
                             ----------------------------------
                             Name:  Philip C. Lauinger III
                             Title: Vice President

                         NATIONAL WESTMINSTER BANK Plc, NEW YORK BRANCH, as a 2000B Lender

                         By: /s/ Patricia J. Dundee
                             ----------------------------------
                             Name:  PATRICIA J. DUNDEE
                             Title: SENIOR VICE PRESIDENT

                         THE BANK OF NOVA SCOTIA, as a 2000A Lender, 1999 Lender, 1998 Lender, and Senior Credit Lender

                         By: /s/ F.C.H. Ashby
                             ------------------------------------------
                             Name:  F.C.H. Ashby
                             Title: Senior Manager, Loan Operations

                         SUNTRUST BANK, as a 2000B Lender, 2000A Lender, 1999 Lender and 1998 Lender

                         By: /s/ John A. Flelda, Jr.
                             ----------------------------------
                             Name:  John A. Flelda, Jr.
                             Title: Managing Director

                         THE FUJI BANK, LIMITED, as a 2000B Lender, 1999 Lender, and 1998 Lender

                         By: /s/ [ILLEGIBLE]
                             ----------------------------------
                             Name:  [ILLEGIBLE]
                             Title: SENIOR VICE PRESIDENT & MANAGER

                         ARAB BANKING CORPORATION (B.S.C.), as a 2000B
                         Lender

                         By: /s/ Robert Ivosevich
                             ----------------------------------
                             Name:  ROBERT IVOSEVICH
                             Title: [ILLEGIBLE]

                         By: /s/ B. Sanderson
                             ----------------------------------
                             Name:  B. SANDERSON
                             Title: VP HEAD OF CREDIT

                         BANKERS TRUST COMPANY, as a 1999 Lender and
                         Senior Credit Lender

                         By: /s/ Marcus M. Tarkington
                             ----------------------------------
                             Name:  Marcus M. Tarkington
                             Title: Director

                          NATEXIS BANQUES POPULAIRES,
                          as a 2000A Lender

                          By: /s/ Timothy L. Polvado
                              ------------------------------
                              Name:  Timothy L. Polvado
                              Title: Vice President and
                                     Group Manager

                              /s/ Louis P. Laville, III
                              ------------------------------
                              Name:  Louis P. Laville, III
                              Title: Vice President and
                                     Group Manager

                          ABN AMRO BANK N.V.,
                          as a 1999 Lender and 1998 Lender

                          By: /s/ Stuart Murray
                              ------------------------------
                              Name:  Stuart Murray
                              Title: Group Vice President

                          By: /s/ John D. Reed
                              ------------------------------
                              Name:  John D. Reed
                              Title: Vice President

                          BANK HAPOALIM B.M., as a 2000B Lender

                          By: /s/ [ILLEGIBLE]
                              ------------------------------
                              Name:  [ILLEGIBLE]
                              Title: FIRST VICE PRESIDENT

                          By: /s/ Shaun Breidbart
                              ------------------------------
                              Name:  SHAUN BREIDBART
                              Title: VICE PRESIDENT

                                        BANK OF SCOTLAND, as a 1999 Lender

                                        By: /s/ Joseph Fratus
                                            ------------------------------
                                            Name:  JOSEPH FRATUS
                                            Title: VICE PRESIDENT

                                     ANNEX B

                     HANOVER COMPRESSION LIMITED PARTNERSHIP

                          AMENDED DISCLOSURE SCHEDULES

                      SCHEDULE 5.14 AND 9.14: SUBSIDIARIES

               SCHEDULE 8.2(c) AND 11.2(c): EXISTING INDEBTEDNESS

                   SCHEDULE 8.3(n) AND 11.3(n): EXISTING LIENS

                  SCHEDULE 8.4 AND 11.4: GUARANTEE OBLIGATIONS